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                                                      Exhibit(10)-30
                                                    Commonwealth Edison Company
                                                    Form 10-K  File No. 1-1839

                    [Commonwealth Edison/Unicom Letterhead]

                                       December 11, 1996

Mr. Samuel K. Skinner
President
Commonwealth Edison Company
P.O. Box 767
Chicago, Illinois 60690-0767

Dear Sam:

The purpose of this letter is to confirm our agreement with respect to your employment as President of Commonwealth Edison Company and Unicom Corporation.

We have agreed that you will be eligible for post-retirement coverage under the Commonwealth Edison Employees' Medical Expense Plan, the Commonwealth Edison Dental Expense Plan and the Commonwealth Edison Vision/Hearing Care Plan (collectively, the "Plans"), provided you meet the requirements for such coverage as set forth in the Plans at the time of your retirement. Solely for the purpose of determining whether you meet these requirements, you will be deemed to have completed 10 years of credited service under the Commonwealth Edison Company Service Annuity System (the "SAS") even though you retire before completing 10 years of such service. Your pension under the SAS will continue to be computed based on your actual service.

We also have agreed that the word "death" will be stricken from the second paragraph of paragraph 5 of the December 16, 1992 letter agreement.

All other terms of the December 16, 1992 letter agreement, as amended by letter agreement dated May 31, 1995, remain unaffected by these changes.

If the above is consistent with the agreement reached in our discussion, please countersign in the space provided below.

Sincerely,

James J. O'Connor
----------------------
James J. O'Connor
Chairman and Chief Executive Officer

Samuel K. Skinner
----------------------
Samuel K. Skinner
President




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                    [Commonwealth Edison/Unicom Letterhead]


                                March 24, 1997



Mr. Samuel K. Skinner
President
Commonwealth Edison Company
P.O. Box 767
Chicago, Illinois 60690-0767

Dear Sam:

The purpose of this letter is to confirm our agreement with respect to your employment as President of Commonwealth Edison Company and Unicom Corporation.

We have agreed that the surviving spouse benefit provided in the last sentence of paragraph 4 of the December 16, 1992 letter agreement will be payable to your spouse in the event you die while in the employ of the Company, whether you die before or after completing five years of service, and will be 50% of the amount to which you would be entitled. Solely for the purpose of determining your spouse's benefit in the event you die while in the employ of the Company before completing five years of service, you will be deemed to have completed five years of service on the day prior to your date of death.

All other terms of the December 16, 1992 letter agreement, as amended by letter agreements dated May 31, 1995 and December 11, 1996, remain unaffected by this change.

If the above is consistent with the agreement reached in our discussion, please countersign in the space provided below.

Sincerely,

James J. O'Connor
----------------------

James J. O'Connor
Chairman and Chief Executive Officer

Samuel K. Skinner
----------------------

Samuel K. Skinner
President